Share-based payments	12 Months Ended
Mar. 31, 2019
Text block [abstract]
Share-based payments
20.	Share-based payments

The Company granted incentives to its directors in the form of equity-settled share options with nominal exercise prices during the years ended March 31, 2017, 2018 and 2019, respectively. Annually, the Board of Directors determines which directors are eligible, and they are granted the allowed number of share options on the condition that they render services over the vesting period of, in principle, six months.

The movements in number of the outstanding share options for the years ended March 31, 2017, 2018 and 2019 were as follows:

	(Number of options)

	For the year ended March 31
	2017	2018	2019
Outstanding at the beginning of the year	43,800	60,300	77,300
Granted	23,900	17,000	66,940
Exercised	(7,400)	—	(22,100)

Outstanding at the end of the year	60,300	77,300	122,140

Exercisable at the end of the year	60,300	77,300	122,140

Of the 66,940 share options granted during the year ended March 31, 2019, 47,940 share options were allotted to replace unexercised share options of Alpine that lapsed due to the share exchange, which took place on January 1, 2019. The number of share options allotted were calculated based on the share exchange ratio. All of the other terms of the replacement options were the same as the previous Alpine options.

The fair value of the respective share options at the grant date were approximately the same as the fair value of the Company’s shares.

Share options granted are accounted for as share-based payment transactions. Expenses recorded in the consolidated statements of profit or loss from shared-based payments transactions were 99 million yen, 106 million yen and 108 million yen for the years ended March 31, 2017, 2018 and 2019, respectively.